UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2019

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska		68102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 444-1630

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.02 Termination of a Material Definitive Agreement.

Effective February 8, 2019, America First Multifamily Investors, L.P. (the “Partnership”) terminated the certain Capital on DemandTM Sales Agreement dated August 1, 2018 (the “Sales Agreement”) between the Partnership and JonesTrading Institutional Services LLC (“JonesTrading”) in accordance with the terms of such agreement.  Under the terms of the Sales Agreement, the Partnership could offer and sell, from time to time through JonesTrading, beneficial unit certificates representing assigned limited partnership interests (“Units” or BUCs”) in the Partnership, having an aggregate offering price of up to $75 million.  JonesTrading was permitted under the Sales Agreement to sell the Units by any method permitted by law and deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended.  The Partnership was not obligated to make any sales of Units under the Sales Agreement.  The Partnership paid JonesTrading a commission rate of 2.0% of the aggregate gross price of the Units sold under the Sales Agreement.  The Partnership also agreed to provide JonesTrading with customary indemnification and contribution rights.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission on August 1, 2018 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit No.	Description
10.1

Capital on DemandTM Sales Agreement dated August 1, 2018 by and between America First Multifamily Investors, LP. and JonesTrading Institutional Services LLC (incorporated by reference herein by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed by the Registrant on August 1, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.
Date: February 8, 2019

	By:	\s\ Craig S. Allen
Printed Name: Craig S. Allen
Title: Chief Financial Officer

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